UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 11, 2015

FX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35012	87-0504461
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3006 Highland Drive, Suite 206
Salt Lake City, Utah		84106
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 486-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02—TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

At the annual meeting of our stockholders on June 11, 2015, the proposals to adopt a revised stockholder rights plan and to rescind the provisions in our articles of incorporation establishing a rights redemption committee were not approved by the requisite vote. See Item 5.07—Submission of Matters to a Vote of Security Holders. Accordingly, our Revised Rights Agreement dated as of April 24, 2015 (the “Rights Agreement”) and the preferred stock purchase rights issued thereunder automatically terminated.

ITEM 3.03—MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS

The information set forth under Item 1.02 is incorporated herein by reference.

ITEM 5.03—AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
CHANGE IN FISCAL YEAR

In connection with the termination of the Rights Agreement, we are filing a Certificate of Withdrawal of Certificate of Designation with the Nevada Secretary of State, in the form attached as an exhibit to this report, to cancel the Series A Preferred Stock, shares of which were subject to the preferred stock purchase rights issued pursuant to the Rights Agreement. Upon filing of the Certificate of Withdrawal, the shares of preferred stock previously designated as Series A Preferred Stock will become authorized shares of preferred stock undesignated as to series.

ITEM 5.07—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 11, 2015, at the annual meeting of our stockholders, the stockholders voted as indicated on the following matters submitted to them for consideration:

(a)           The stockholders elected Jerzy B. Maciolek and H. Allen Turner, each to serve a term of three years and until his successor is elected and qualified, as our directors by a majority of the votes cast, as shown below:

		Withheld
Director	For	Authority

Jerzy B. Maciolek	14,585,781	5,775,474
H. Allen Turner	13,915,018	6,446,237

(b)           The stockholders approved the FX Energy, Inc. 2015 Performance Incentive Plan, under which equity incentives, including awards under performance criteria to be developed by the board, may be granted, as shown below:

For	Against	Abstain
13,545,463	6,746,413	69,379

(c)           The stockholders did not approve the 2015 Revised Rights Agreement as shown below:

For	Against	Abstain
9,350,666	10,852,906	157,683

(d)           The stockholders did not approve an amendment to our restated articles of incorporation to delete provisions for a Rights Redemption Committee, which required the approval of the holders of two-thirds of our outstanding common stock, as shown below:

For	Against	Abstain
13,385,314	6,821,295	154,646

(e)           The stockholders ratified the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2015 fiscal year, as shown below:

For	Against	Abstain
44,328,089	528,079	1,755,241

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number	Title of Document	Location

Item 3	Articles of Incorporation and Bylaws
3.07	Form of Certificate of Withdrawal of Certificate of Designation	Attached
_______________

*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ENERGY, INC.
Registrant

Dated: June 17, 2015	By:	/s/ Clay Newton
Clay Newton, Vice President

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